SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 3, 2003

LIONS GATE ENTERTAINMENT CORP.

(Exact name of registrant as specified in charter)

British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

1-14880
(Commission File Number)	(IRS Employer Identification No.)

Suite 3123, Three Bentall Centre, Burrard Street
Vancouver, British Columbia V7X 1J1
And
4553 Glencoe Avenue, Suite 200
Marina del Rey, California 90292
(Address of principal executive offices)

(604) 609-6100
(Registrant’s telephone number, including area code)

_____________________NO CHANGE________________
(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 5. Other Events and Required FD Disclosure.

On December 4, 2003, Lions Gate Entertainment Corp. issued a press release announcing the completion of the private placement of an aggregate amount of $50 million of subsidiary Lions Gate Entertainment Inc.’s 4.875% Convertible Senior Subordinated Notes Due 2010 and that the placement agents have exercised their option to place an additional $10 million aggregate amount of notes. Such private placement includes guarantees by Lions Gate Entertainment Corp. A copy of the press releases relating to this offering and sale are attached hereto as Exhibits 99.1 – 99.3 and are incorporated herein by reference in their entirety.

In connection with such offering and sale we have updated the risk factors related to our business from our previous filings. A copy of the updated risk factors related to our business is attached hereto as Exhibit 99.4 and is incorporated herein by reference in its entirety.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

     4.1      Indenture dated December 3, 2003 by and among Lions Gate Entertainment Corp., Lions Gate Entertainment Inc. and J. P. Morgan Trust Company, National Association, as Trustee

     4.2       Form of 4.875% Convertible Senior Subordinated Notes Due 2010

     4.3       Form of Guaranty of 4.875% Convertible Senior Subordinated Notes Due 2010

     99.1       Press release dated November 18, 2003

     99.2       Press release dated November 28, 2003

     99.3       Press release dated December 4, 2003

     99.4       Risks related to our business

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2003	LIONS GATE ENTERTAINMENT CORP.
	By:	/s/James Keegan

Name: James Keegan Title: Chief Financial Officer